EXHIBIT 10.2

NOBEL LEARNING COMMUNITIES, INC.

FIRST AMENDMENT TO NOTE AGREEMENT

This First Amendment to Senior Subordinated Note Agreement (herein, the “Amendment”) is entered into as of April 19, 2004, among Nobel Learning Communities, Inc., a Delaware corporation (“Borrower”), and Mollusk Holdings, L.L.C. and Blesbok LLC (collectively, the “Lenders”).

PRELIMINARY STATEMENTS

A. The Borrower, the Guarantors, and the Lenders entered into a certain Senior Subordinated Note Agreement, dated as of February 20, 2004 (referred to herein as the “Note Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Note Agreement.

B. The Borrower has requested that the Lenders extend the deadline by which the Borrower is to sell its real property located in Alpharetta, Georgia in order to exclude Capital Expenditures in connection therewith from certain restrictions set forth in the Note Agreement, amend the restriction on changing the Borrower’s fiscal year end, and make certain other amendments to the Note Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Note Agreement shall be and hereby is amended as follows:

1.1. The definition of “Capital Expenditures” set forth in Section 2.1 of the Note Agreement shall be amended and restated in its entirety to read as follows:

“Capital Expenditures” means, with respect to any Person for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to property, plant, or equipment (including replacements, capitalized repairs, and improvements) which should be capitalized on the balance sheet of such Person in accordance with GAAP, but specifically excluding Capital Expenditures incurred in connection with the purchase of certain real property located in Alpharetta, Georgia (the “Alpharetta Property”), as long as such real property is sold by the Borrower not later than April 30, 2005 in a transaction pursuant to which the Borrower receives proceeds of not less than $1,000,000; provided, however, that if the Borrower fails to sell the Alpharetta

Property by April 30, 2005, then all Capital Expenditures incurred in connection with the purchase of the Alpharetta Property shall be included in the Borrower’s Capital Expenditures for the first fiscal quarter of 2005 of the Borrower.

1.2. Subsection (j) of Section 5.8 of the Note Agreement shall be amended and restated in its entirety to read as follows:

(i) Liens granted in favor of EAB Leasing Corp. on Property of the Borrower and its Subsidiaries to secure an equipment lease, provided that, by June 7, 2004 and without the expenditure by the Borrower and its Subsidiaries of more than $1,500,000, either (x) the holder of such Liens has agreed in writing to modify their scope so that the Property encumbered thereby shall not extend beyond the leased equipment and certain proceeds thereof acceptable to the Existing Senior Lender and has filed a UCC amendment reflecting such modification in all necessary jurisdictions, or (y) such Liens have been terminated and released by the holder thereof.

1.4. Section 5.13 of the Note Agreement shall be amended and restated in its entirety to read as follows:

Section 5.13. No Changes in Fiscal Year. The fiscal year of the Borrower and its Subsidiaries ends on June 30 of each year; and the Borrower shall not, nor shall it permit any Subsidiary to, change its fiscal year or the corresponding fiscal quarters from their present basis; provided, however, that the Borrower may change such fiscal year to end on the Saturday closest to June 30 of each year (whether such Saturday is before or after June 30), with corresponding changes to its fiscal quarter ending dates.

SECTION 2. CONDITIONS PRECEDENT.

Upon the satisfaction of all of the following conditions precedent, this Amendment shall become effective on and as of the date first above written to the same extent as if it had been entered into on such date:

2.1. The Borrower, the Guarantors and the Lenders shall have executed and delivered this Amendment.

2.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lenders and their counsel.

SECTION 3. REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof the representations and warranties set forth in Section 3 of the Note Agreement are and shall be and remain true and correct (except that the representations contained in Section 3.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and the Borrower is in compliance with the terms and conditions of the Note Agreement and no Default or Event of Default has occurred and is continuing under the Note Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

4.1. Except as specifically amended herein, the Note Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Note Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Note Agreement, any reference in any of such items to the Note Agreement being sufficient to refer to the Note Agreement as amended hereby.

4.3. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Lenders in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Lenders.

4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of California.

[SIGNATURE PAGE TO FOLLOW]

This First Amendment to Note Agreement is entered into as of the date and year first above written.

NOBEL LEARNING COMMUNITIES, INC.

By	/s/ Thomas Frank
Name	Thomas Frank
Title	Chief Financial Officer

“GUARANTORS”

MERRYHILL SCHOOLS NEVADA, INC.

By	/s/ Gary V. Lea
Name	Gary V. Lea
Title	President

NEDI, INC.

By	/s/ William E. Bailey
Name	William E. Bailey
Title	Vice President

THE HOUSTON LEARNING ACADEMY, INC.

By	/s/ Thomas Frank
Name	Thomas Frank
Title	Vice President

HOUSTON LEARNING ACADEMY–SAN ANTONIO, INC.

By	/s/ George H. Bernstein
Name	George H. Bernstein
Title	President

SPYROS, INC.

By	/s/ George H. Bernstein
Name	George H. Bernstein
Title	President

ORTHONI, INC.

By	/s/ George H. Bernstein
Name	George H. Bernstein
Title	President

MARIAN CATECHIS, INC.

By	/s/ George H. Bernstein
Name	George H. Bernstein
Title	President

SANC, INC.

By	/s/ George H. Bernstein
Name	George H. Bernstein
Title	President

MALONA, INC.

By	/s/ George H. Bernstein
Name	George H. Bernstein
Title	President

NOBEL LEARNING TECHNOLOGIES, INC.

By	/s/ George H. Bernstein
Name	George H. Bernstein
Title	President

NOBEL SCHOOL MANAGEMENT SERVICES, INC.

By	/s/ Thomas Frank
Name	Thomas Frank
Title	Vice President

NOBEL EDUCATION DYNAMICS FLORIDA, INC.

By	/s/ Thomas Frank
Name	Thomas Frank
Title	Vice President

PALADIN ACADEMY, L.L.C.

By:	Nobel Learning Communities, Inc., its sole member

	By	/s/ Thomas Frank
	Name	Thomas Frank
	Title	Chief Financial Officer

THE ACTIVITIES CLUB, INC.

By	/s/ Thomas Frank
Name	George H. Bernstein
Title	President

Accepted and agreed to.

“LENDERS”

MOLLUSK HOLDINGS, L.L.C.

By:	Cephalopod Corporation, its member

By:	/s/ Philip B. Simon
Name:	Philip B. Simon
Title:	President
101 Ygnacio Valley Road, Suite 310
Walnut Creek, CA 94596
Attn:	Philip B. Simon
FAX:	(925) 977-9064

BLESBOK LLC

By:	/s/ Stanley E. Maron
Name:	Stanley E. Maron
Title:	Secretary
1250 Fourth Street, 6th Floor
Santa Monica, CA 90401
Attn:	Chief Executive Officer
FAX:	(310) 570-4571